SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Name of Issuer: USAA MUTUAL FUNDS TRUST
Aggressive Growth Fund Shares
Aggressive Growth Fund Institutional Shares
Growth Fund Shares
Growth Fund Institutional Shares
Growth & Income Fund Shares
Growth & Income Fund Institutional Shares
Growth & Income Fund Adviser Shares
Income Stock Fund Shares
Income Stock Fund
Institutional Shares
Income Fund Shares
Income Fund Institutional Shares
Income Fund Adviser Shares
Science & Technology Fund Shares
Science & Technology Fund Adviser Shares
First Start Growth Fund
Short-Term Bond Fund Shares
Short-Term Bond Fund Instutional Shares
Short-Term Bond Fund Adviser Shares
Money Market Fund
Intermediate-Term Bond Fund Shares
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Shares
High Income Fund Shares
High Income Fund Institutional Shares
High Income Fund Adviser Shares
Small Cap Stock Fund Shares
Small Cap Stock Fund
Institutional Shares
Capital Growth Fund Shares
Capital Growth Fund Institutional Shares
Value Fund Shares
Value Fund Institutional Shares
Value Fund Adviser Shares
In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2016, the undersigned hereby certifies, that:
1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.
Date: 09/27/2016
/s/ DANIEL S. MCNAMARA
Daniel S. McNamara
President

SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Name of Issuer: USAA MUTUAL FUNDS TRUST
Aggressive Growth Fund Shares
Aggressive Growth Fund Institutional Shares
Growth Fund Shares
Growth Fund Institutional Shares
Growth & Income Fund Shares
Growth & Income Fund Institutional Shares
Growth & Income Fund Adviser Shares
Income Stock Fund Shares
Income Stock Fund
Institutional Shares
Income Fund Shares
Income Fund Institutional Shares
Income Fund Adviser Shares
Science & Technology Fund Shares
Science & Technology Fund Adviser Shares
First Start Growth Fund
Short-Term Bond Fund Shares
Short-Term Bond Fund Instutional Shares
Short-Term Bond Fund Adviser Shares
Money Market Fund
Intermediate-Term Bond Fund Shares
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Shares
High Income Fund Shares
High Income Fund Institutional Shares
High Income Fund Adviser Shares
Small Cap Stock Fund Shares
Small Cap Stock Fund
Institutional Shares
Capital Growth Fund Shares
Capital Growth Fund Institutional Shares
Value Fund Shares
Value Fund Institutional Shares
Value Fund Adviser Shares
In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2016, the undersigned hereby certifies, that:
1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.
Date: 09/27/2016
/s/ ROBERTO GALINDO, JR.
Roberto Galindo, Jr.
Treasurer